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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001


                                THERMA-WAVE, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-26911
                            (Commission File Number)

                                   94-3000561
                     (I.R.S. Employer Identification Number)

                               1250 Reliance Way,
                            Fremont, California 94539
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 668-2200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     On December 17, 2001, Therma-Wave, Inc., a Delaware corporation ("Therma-Wave"), entered into an Agreement and Plan of Reorganization (the
  -----------
"Reorganization Agreement") with FND Corp., a California corporation and
 ------------------------
wholly-owned subsidiary of Therma-Wave (the "Merger Subsidiary"), Sensys
                                             -----------------
Instruments Corporation, a California corporation ("Sensys"), and a certain
                                                    ------
representative of all of the shareholders of Sensys providing for the acquisition of Sensys by Therma-Wave pursuant to a merger of Sensys with and into the Merger Subsidiary (the "Transaction"). The consummation of the
                                 -----------
Transaction is subject to various conditions, including approval by the shareholders of Sensys. A copy of the Reorganization Agreement and a related form of Registration Rights Agreement are attached as Exhibits 2.1 and 4.1 and are incorporated herein by reference.

     On December 18, 2001, Therma-Wave issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Exhibits

         Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

     (b) SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 19, 2001            Therma-Wave, Inc.



                                      By:   /s/ L. Ray Christie
                                            ------------------------------------
                                      Name:    L. Ray Christie
                                      Title:   Senior Vice President and
                                               Chief Financial Officer

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     (c) EXHIBIT INDEX


Number       Exhibit Description
------       -------------------

2.1 Agreement and Plan of Reorganization, dated as of December 17, 2001, among Therma-Wave, Inc., FND Corp., Sensys Instruments Corporation and a certain representative of all of the shareholders of Sensys Instruments Corp.

4.1 Form of Registration Rights Agreement among Therma-Wave, Inc., Sensys Instruments Corporation and holders of capital stock of Sensys Instruments Corporation.

99.1         Press Release dated December 18, 2001.